Exhibit 10.15

Date May 20, 2005, at Riverside, California.

1.     OFFER:

A.

THIS IS AN OFFER FROM Castle Arch Real Estate Investment Company, LLC, (“Buyer”).

B.

THE REAL PROPERTY TO BE ACQUIRED is described as APPROX. 160 Acres at SW corner of Cooley Road and Aten Road, Imperial, Assessor’s Parcel No(s).  044-230-20, situated in __________, County of Imperial, California, (“Property”).

C.

THE PURCHASE PRICE offered is Eight Million Eighty Thousand Dollars $ 8,080,000.00.

D.

CLOSE OF ESCROW shall occur on November 20, 2006 (date) (or ☐ 546 Days After Acceptance).

2.  FINANCE TERMS:  Obtaining the loans below is a contingency of this Agreement unless: (i) either 2D or 2L is checked below; or

     (ii) otherwise agreed in writing.  Buyer shall act diligently and in good faith to obtain the designated loans.  Obtaining deposit,

     down payment and closing costs is not a contingency.  Buyer represents that funds will be good when deposited with Escrow

     Holder.

A.

INITIAL DEPOSIT:  Buyer has given a deposit in the amount of $ 100,000.00 to the agent submitting the offer (or to ☐  __________), by Personal Check (or to ☐  __________), made payable to Title Company, which shall be held uncashed until Acceptance and then deposited within 3 business days after Acceptance (or to ☐  __________), with Escrow Holder, (or ☐  into Broker’s trust account.

B.

INCREASED DEPOSIT:  Buyer shall deposit with Escrow Holder an increased deposit in the amount of $ __________ within _____ Days After Acceptance, or ☒  every 90 days after 180 of Acceptance.

C.

FIRST LOAN IN THE AMOUNT OF $ __________ ☐  NEW First Deed of Trust favor of ☐  lender, ☐  seller;

OR   ☐ ASSUMPTION of Existing First Deed of Trust; encumbering the Property, securing a note payable at maximum interest of  _____ % fixed rate, or _____ % initial adjustable rate with a maximum interest rate of _____ %, balance due in _____

years, amortized over ____ years (OR, if checked, ☐ payable in interest-only installments).  Payments due ☐  monthly, ☐

quarterly, ☐ semi-annually, ☐ annually.  Buyer shall pay loan fees/points not to exceed __________.

D.

☐  ALL CASH OFFER (if checked):  No loan is needed to purchase the Property.  Buyer shall, within 7 (or ☐ _____ ) Days After Acceptance, provide Seller written verification of sufficient funds to close this transaction.

E.

ADDITIONAL FINANCING TERMS:  Buyer’s deposit shall be fully refundable for a $__________ period not to exceed 90 days from the date of opening escrow, as a contingency for Buyer’s “Property Review” and shall be at Buyer’s sold discretion to approve in writing or this purchase contract is cancelled and buyer’s deposit is returned to buyer.  In the event buyer approves said contingency in writing the earnest money deposit shall be released to seller and become non-refundable and applied to the purchase contract.

F.

BALANCE OF PURCHASE PRICE:  (not including costs of obtaining loans and other closing costs) in the amount of $ 7,880,000.00 to be deposited with Escrow Holder within sufficient time to close escrow.

G.

PURCHASE PRICE (TOTAL):  $ 8,880,000.00

H.

LOAN APPLICATIONS:  Within 7 (or ☐ _____) Days After Acceptance, Buyer shall provide Seller a letter from lender or mortgage loan broker stating that, based on a review of Buyer’s written application and credit report, Buyer is prequalified or preapproved for any NEW loan specified above.

I.

VERIFICATION OF DOWN PAYMENT AND CLOSING COSTS:  Buyer (or Buyer’s lender or loan broker pursuant to 2H) shall, within 7 (or ☐ _____) Days After Acceptance, provide Seller written verification of Buyer’s down payment and closing costs.

J.

LOAN CONTINGENCY REMOVAL (i) Within 17 (or ☐ _____) Days After Acceptance, Buyer shall, be specified in paragraph 18, remove the loan contingency or cancel this Agreement; OR (ii) (☐ if checked), loan contingency shall remain in effect until the designated loans are funded.

K.

APPRAISAL CONTINGENCY AND REMOVAL:  This Agreement is (or, if checked, ☐ is NOT) contingent upon the Property appraising at no less than the specified purchase price.  Buyer shall, as specified in paragraph 18, remove the appraisal contingency or cancel this Agreement when the loan contingency is removed (OR, if checked, ☐ within 17 (or ☐  _____) Days After Acceptance).

L.

☒ NO LOAN CONTINGENCY (if checked):  Obtaining any loan in paragraphs 2C, 2E or elsewhere in this Agreement is NOT a contingency of this Agreement.  If Buyer does not obtain the loan and as a result Buyer does not purchase the Property, Seller may be entitled to Buyer’s deposit or other legal remedies.

M.

SELLER FINANCING:  The following terms (or ☐ (if checked) the terms specified in the attached Seller Financing Addendum (C.A.R. Form SFA)) apply ONLY to financing extended by Seller under this Agreement.

(1)   BUYER’S CREDIT-WORTHINESS:  Buyer authorizes Seller and/or Brokers to obtain, at Buyer’s expense, a copy of

        Buyer’s credit report.  Within 7 (or ☐ _____) Days After Acceptance, Buyer shall provide any supporting documentation reasonably requested by Seller.

(2)

TERMS:  Buyer’s promissory note, deed of trust and other documents as appropriate shall incorporate and implement the following additional terms:  (i) the maximum interest rate specified in paragraph 2C shall be the actual fixed interest rate for Seller financing; (ii) deed of trust shall contain a REQUEST FOR NOTICE OF DEFAULT on senior loans; (iii)

        Buyer shall sign and pay for a REQUEST FOR NOTICE OF DELINQUENCY prior to Close of Escrow and at any future time if requested by Seller; (iv) note and deed of trust shall contain an acceleration clause making the loan due,

        when permitted by law and at Seller’s option, upon the sale or transfer of the Property or any interest in it; (v) note shall contain a late charge of 6% of the installment due (or ☐ _____) if the installment is not received within 10 days of the date due; (vi) title insurance coverage in the form of a joint protection policy shall be provided insuring Seller’s deed of trust interest in the Property (any increased cost over owner’s policy shall be paid by Buyer); and (vii) tax service shall be obtained and paid for by Buyer to notify Seller if property taxes have not been paid.

(3)

ADDED, DELETED OR SUBSTITUTED BUYERS:  The addition, deletion or substitution of any person or entity under this Agreement or to title prior to Close of Escrow shall require Seller’s written consent.  Seller may grant or withhold consent In Seller’s sole discretion.  Any additional or substituted person or entity shall, if requested by Seller, submit to

        Seller the same documentation as required for the original named Buyer.  Seller and/or Brokers may obtain a credit report, at Buyer’s expense, on any such person or entity.

N.

ASSUMED OR “SUBJECT TO” FINANCING:  Seller represents that Seller is not delinquent on any payments due on any loans.  Seller shall, within the time specified in paragraph 18, provide Copies of all applicable notes and deeds of trust, loan balances and current interest rates to Buyer.  Buyer shall then, as specified in paragraph 18B(3), remove this contingency or cancel this Agreement.  Differences between estimated and actual loan balances shall be adjusted at Close of Escrow by cash down payment.  Impound accounts, if any, shall be assigned and charged to Buyer and credited to Seller.  Seller is advised that Buyer’s assumption of an existing loan may not release Seller from liability on that loan.  If this is an assumption of a VA Loan, the sale is contingent upon Seller being provided a release of liability and substitution of eligibility, unless otherwise agreed in writing.  If the Property is acquired subject to an existing loan, Buyer and Seller are advised to consult with legal counsel regarding the ability of an existing lender to call the loan due, and the consequences thereof.

3.    POSSESSION AND KEYS:  Possession and occupancy shall be delivered to Buyer at __________ ☐ AM ☐ PM on the date of

       Close of Escrow; ☐ on _________; or ☐ no later than __________ Days After Close Of Escrow.  The Property shall be unoccupied, unless otherwise agreed in writing.  Seller shall provide keys and/or means to operate all property locks.

4.    ALLOCATION OF COSTS (if checked):  Unless otherwise specified here, this paragraph only determines who is to pay for the report, inspection, test or service mentioned.  If not specified here or elsewhere in this Agreement, the determination of who is to pay for any work recommended or identified by any such report, inspection, test or service shall be by the method specified in paragraph 18.

A.

INSPECTIONS AND REPORTS:

(1)  ☒  Buyer ☐   Seller shall pay to have existing septic or private sewage disposal system, if any, inspected __________.

(2)  ☒  Buyer ☐   Seller shall pay for costs of testing to determine the suitability of soil for sewage disposal __________.

(3)

☒  Buyer ☐   Seller shall pay to have existing wells, if any, tested for water potability and productivity __________.

(4)

☒  Buyer ☐   Seller shall pay to have Property comers identified __________.

(5)

☒  Buyer ☐   Seller shall pay for a natural hazard zone disclosure report prepared by __________.

(6)

☐  Buyer ☐   Seller shall pay for the following inspection or report __________.

(7)

☐  Buyer ☐   Seller shall pay for the following inspection or report __________.

B.

ESCROW AND TITEL:

(1)   ☒ Buyer  ☒  Seller shall pay escrow fee 50/50.  Escrow Holder shall be Equity Title or Affiliate, C/O.

(2)   ☐  Buyer ☒  Seller shall pay for owner’s title insurance policy specified in paragraph 14 __________.  Owner’s title policy to be issued by Equity Title or Affiliate, C/O Mr. Swan (818) 291-4424.

C.

OTHER COSTS:

(1)   ☐  Buyer ☒  Seller shall pay County transfer tax or transfer fee.

(2)   ☐  Buyer ☒  Seller shall pay City transfer tax or transfer fee.

(3)   ☐  Buyer ☐  Seller shall pay HOA transfer fees.

(4)   ☐  Buyer ☐  Seller shall pay HOA document preparation fees.

(5)   ☐  Buyer ☐  Seller shall pay for __________.

(6)   ☐  Buyer ☐  Seller shall pay for __________.

5.    STATUTORY DISCLOSURES AND CANCELLATION RIGHTS:

       A.  NATURAL AND ENVIRONMENTAL HAZARDS:  Seller shall, within the time specified in paragraph 18, deliver to Buyer if required by Law:  (i) earthquake guides (and questionnaire) and environmental hazards booklet; (ii) disclose the Property is located in Special Flood Hazard Area; Potential Flooding (Inundation) Area; Very High Fire Hazard Zone; State Fire

             Responsibility Area; Earthquake Fault Zone; Seismic Hazard Zone; and (iii) disclose any other zone as required by Law and provide any other information required for those zones.

       B.  DATA BASE DISCLOSURE:  NOTICE:  The California Department of Justice, Sheriff’s departments, police departments serving jurisdictions of 200,000 or more and many other local law enforcement authorities maintain for public access a data base of the locations of persons required to register pursuant to paragraph (1) of subdivision (a) of Section 290.4 of the Penal

             Code.  The database is updated on a quarterly basis and a source of information about the presence of these individuals in any neighborhood.  The Department of Justice also maintains a Sex Offender Identification Line through which inquiries about individuals may be made.  This is a “900” telephone service.  Callers must have specific information about individuals they are checking.  Information regarding neighborhoods is not available through the “900” telephone service.

6.   SELLER DOCUMENTATION AND ADDITIONAL DISCLOSURE:

      A.   Within the time specified in paragraph 18, if Seller has actual knowledge, Seller shall provide to Buyer, in writing, the following information:

(1)

LEGAL PROCEEDINGS:  Any lawsuits by or against Seller, threatening or affecting the Property, including any lawsuits alleging a defect or deficiency in the Property or common areas, or any known notices of abatement or citations filed or issued against the Property.

(2)

AGRICULTURAL USE:  Whether the Property is subject to restrictions for agricultural use pursuant to the Williamson Act (Government Code §§51200-51295).

(3)

DEED RESTRICTIONS:  Any deed restriction or obligations.

(4)

FARM USE:  Whether the Property is in, or adjacent to, an area with Right to Farm rights (Civil Code §3482.5 and §3482.6).

(5)

ENDANGERED SPECIES:  Presence of endangered, threatened, ‘candidate’ species, or wetlands on the Property.

(6)

ENVIRONMENTAL HAZARDS:  Any substances, materials, or products that my be an environmental hazard including, but not limited to, asbestos, formaldehyde, radon gas, lead-based paint, fuel or chemical storage tanks, and contaminated soil or water on the Property.

(7)

COMMON WALLS:  Any features of the Property shared in common with adjoining land owners, such as walls, fences, roads, and driveways, and agriculture and domestic wells whose use or responsibility for maintenance may have an effect on the Property.

(8)

LANDLOCKED:  The absence of legal or physical access to the Property.

(9)

EASEMENTS/ENCROACHMENTS:  Any encroachments, easements or similar matters that may affect the Property.

(10)

SOILFILL:  Any fill (compacted or otherwise), or abandoned mining operations on the Property.

(11)

SOIL PROBLEMS:  Any slippage, sliding, flooding, drainage, grading, or other soil problems.

(12)

EARTHQUAKE DAMAGE:  Major damage to the Property or and of the structures from fire, earthquake, floods, or landslides.

(13)

ZONING ISSUES:  Any zoning violations, non-conforming uses, or violations of “setback” requirements.

(14)

NEIGHBORHOOD PROBLEMS:  Any neighborhood noise problems, or other nuisances.

      B.   RENTAL AND SERVICE AGREEMENTS:  Within the time specified in paragraph 18, Seller shall make available to Buyer for inspection and review, all current leases, rental agreements, service contracts, and other related agreements, licenses, and permits pertaining to the operation or use of the Property.

      C.   ☐   TENANT ESTOPPEL CERTIFICATES:  (if checked) Within the time specified in Paragraph 18, Seller shall deliver to

             Buyer tenant estoppel certificates (C.A.R. Form TEC) completed by Seller or Seller’s agent, and signed by tenants,

             acknowledging:  (i) that tenants’ rental or lease agreements are unmodified an in full force and effect. (or if modified, stating all such modifications); (ii) that no lessor defaults exist; and (iii) stating the amount of any prepaid rent or security deposit.

       D.  MELLO-ROOS TAX; 1915 BOND ACT:  Within the time specified in paragraph 18, Seller shall:  (i) make a good faith effort to obtain a notice from any local agencies that levy a special tax or assessment on the Property (or, if allowed, substantially equivalent notice), pursuant to the Mello-Roos Community Facilities Act, and Improvement Bond Act of 1915, and (ii)

             promptly deliver to Buyer any such notice obtained.

7.    CONDOMINIUM/PLANNED UNIT DEVELOPMENT DISCLOSURES:

A.

SELLER HAS:  7 (or ☐ __________) Days After Acceptance to disclose to Buyer whether the Property is a condominium or located in a planned unit development or other common interest subdivision.

B.

If the Property is a condominium, or located in a planned unit development or other common interest subdivision, Seller has 3 (or ☐ _____) Days After Acceptance to request from the HOA (C.A.R.Form HOA):  (i) Copies of any documents required by Law; (ii) disclosure of any pending or anticipated claim or litigation by or against the HOA; (iii) a statement containing the location and number of designated parking and storage spaces; (iv) Copies of the most recent 12 months of HOA minutes for regular and special meetings; (v) the names and contact information of all HOA’s governing the Property; and (vi) the following if Seller has actual knowledge: (a) any material defects in the condition of common area (such as pools, tennis courts, walkways, or other areas co-owned in undivided interest with other); and (b) possible lack of compliance with an HOA requirements (collectively, “CI Disclosures”).  Seller shall itemize and deliver to Buyer all CI Disclosures received from the HOA and any CI Disclosures in Seller’s possession.  Buyer’s approval of CI Disclosures is a contingency of this Agreement, as specified in paragraph 18.

8.    SUBSEQUENT DISCLOSURES:  In the event Seller, prior to Close of Escrow, becomes aware of adverse conditions materially affecting the Property, or any material inaccuracy in disclosures, information or representations previously provided to Buyer of which Buyer is otherwise unaware, Seller shall promptly provide a subsequent or amended disclosure or notice, in writing,

       covering those items.  However, a subsequent or amended disclosure shall not be required for conditions and material inaccuracies disclosed in reports ordered and paid for by Buyer.

9.    CHANGES DURING ESCROW:

A.

Prior to Close Of Escrow, Seller may engage in the following acts, (“Property Changes”), subject to Buyer’s rights in paragraph 18:  (i)rent or lease any part of the premises; (ii) alter, modify or extend any existing rental or lease agreement; (iii) enter into, alter, modify or extend any service contracts(s); or (iv) change the status of the condition of the Property.

B.

At least 7 (or ☐ _____) Days prior to any Proposed Changes, Seller shall give written notice to Buyer of such Proposed Changes.

10.  CONDITIONS AFFECTING PROPERTY:

A.

Unless otherwise agreed: (i) the Property is sold (a) in its PRESENT physical condition as of the date of Acceptance and (b) subject to Buyer investigation rights; and (ii) the Property is to be maintained in substantially the same condition as on the date of Acceptance.

B.

☐  (If checked) All debris and personal property not included in the sale shall be removed by Close Of Escrow.

C.

SELLER SHALL, within the time specified in paragraph 18, DISCLOSE KNOWN MATERIAL FACTS AND DEFECTS AFFECTING THE PROPERTY AND MAKE OTHER DISCLOSURES REQUIRED BY LAW.

D.

NOTE TO BUYER:  You are strongly advised to conduct investigations of the entire Property in order to determine its present conditions since Seller may not be aware of all defects affecting the Property or other factors that you consider Important.  Property Improvements may not be built according to code, in compliance with current Law, or have had permits issued.

E.

NOTE TO SELLER:  Buyer has the right to Inspect the Property and, as specified in paragraph 18, based upon information discovered in those inspections:  (i) cancel this Agreement; or (ii) request that you make Repairs or take other action.

11.  ITEMS INCLUDED AND EXCLUDED:

A.

NOTE TO BUYER AND SELLER:  Items listed as included or excluded in the MLS, flyers or marketing materials are not included in the purchase price or excluded from the sale unless specified in 11B or C

B.

ITEMS INCLUDED IN SALE:

             (1)  All EXISTING fixtures and fittings that are attached to the Property;

             (2)  The following items:  __________

             (3)  Seller represents that all items included in the purchase price, unless otherwise specified, are owned by Seller.

             (4)  All items included shall be transferred free of liens and without Seller warranty.

C.

ITEMS EXCLUDED FROM SALE:  __________

12.  BUYER’S INVESTIGATION OF PROPERTY AND MATTERS AFFECTING PROPERTY:

       A.   Buyer’s acceptance of the condition of, and any other matter affecting the Property is a contingency of this Agreement, as specified in this paragraph and paragraph 18.  Within the time specified in paragraph 18, Buyer shall have the right, at

              Buyer’s expense, unless otherwise agreed, to conduct inspections, investigations, tests, surveys, and other studies (“Buyer

              Investigations”), including, but not limited to, the right to:  (i) inspect for lead-based paint and other lead-based paint hazards;

              (ii) inspect for wood destroying pests and organisms; (iii) review the registered sex offender database; (iv) confirm the insurability of Buyer and the Property; and (v) satisfy Buyer as to any matter specified below.  Without Seller’s prior written consent, Buyer shall neither make nor cause to be made; (i) invasive or destructive Buyer Investigations; or (ii) inspections by any governmental building or zoning inspector, or government employee, unless required by Law.

      B.    Buyer shall complete Buyer Investigations and, as specified in paragraph 18m remove the contingency or cancel this

              Agreement, Buyer shall give Seller, at no cost, complete Copies of all Buyer Investigation reports obtained by Buyer.  Seller shall make Property available for all Buyer Investigations.  If the following have already been connected and available, Seller shall have water, gas, electricity, and all operable pilot lights on for Buyer’s Investigations and through the date possession is made available to Buyer.

              BUYER IS STRONGLY ADVISED TO INVESTIGATE THE CONDITION AND SUITABILITY OF ALL ASPECTS OF

              THE PROPERTY AND ALL MATTERS AFFECTING THE VAULE OR DESIRABILITY OF THE PROPERTY,

              INCLUDING BUT NOT LIMITED TO, THE ITEMS SPECIFIED BELOW.  IF BUYER DOES NOT EXERCISE THESE

              RIGHTS, BUYER IS ACTING AGAINST THE ADVICE OF BROKERS, BUYER UNDERSTANDS THAT ALTHOUGH

              CONDITIONS ARE OFTEN DIFFICULT TO LOCATE AND DISCOVER, ALL REAL PROPERTY CONTAINS

              CONDITIONS THAT ARE NOT READILY APPARENT AND THAT MAY AFFECT THE VALUE OR DESIRABILITY

              OF THE PROPERTY.  BUYER AND SELLER ARE AWARE THAT BROKERS DO NOT GUARANTEE, AND IN NO

              WAY ASSUME RESPONSIBILITY FOR, THE CONDITION OF THE PROPERTY.  BROKERS HAVE NOT AND WILL

              NOT VERIFY ANY OF THE ITEMS IN THIS PARAGRAPH 12, UNLESS OTHERWISE AGREED IN WRITING.

     C.     SIZE, LINES, ACCESS AND BOUNDARIES:  Lot size, property lines, legal or physical access and boundaries including features of the Property shared in common with adjoining landowners, such as walls, fences, roads and driveways, whose use or responsibility for maintenance may have an effect on the Property and any encroachments, easements or similar matters that may affect the Property.  (Fences, hedges, walls and other natural or constructed barriers or markers do not necessarily identify true Property boundaries.  Property lines may be verified by survey.)  (Unless otherwise specified in writing, any numerical statements by Brokers regarding lot size are APPROXIMATIONS ONLY, which have not been and will not be verified, and should not be relied upon by Buyer.

D.

ZONING AND LAND USE:  Past, present, or proposed laws, ordinances, referendums, initiatives, votes, applications and permits affecting the current use of the Property, future development, zoning, building, size, governmental permits and inspections.  Any zoning violations, non-conforming uses, or violations of “setback” requirements.  (Buyer should also investigate whether these matters affect Buyer’s intended use of the Property.)

E.

UTILITIES AND SERVICES:  Availability, costs, restrictions and location of utilities and services, including but not limited to, sewerage, sanitation, septic and leach lines, water, electricity, gas, telephone, cable TV and drainage.

F.

ENVIRONMENTAL HAZARDS:  Potential environmental hazards, including, but not limited to, asbestos, lead-based paint and other lead contamination, radon, methane, other gases, fuel, oil or chemical storage tanks, contaminated soil or water, hazardous waste, waste disposal sites, electromagnetic fields, nuclear sources, and other substance, including mold (airborne, toxic or otherwise), fungus or similar contaminant, materials, products or conditions.

G.

GEOLOGIC CONDITIONS:  Geologic/seismic conditions, soil and terrain stability, suitability and drainage including any slippage, sliding, flooding, drainage, grading, fill (compacted or otherwise), or other soil problems.

H.

NATURAL HAZARD ZONE:  Special Flood Hazard Areas, Potential Flooding (Inundation) Areas, Very High Fire Hazard Zones, State Fire Responsibility Areas, Earthquake Fault Zones, Seismic Hazard Zones, or any other zone for which disclosure is required by Law.

I.

PROPERTY DAMAGE:  Major damage to the Property or any of the structures or non-structural systems and components and any personal property included in the sale from fire, earthquake, floods, landslides or other causes.

J.

NEIGHBORHOOD, AREA AND PROPERTY CONDITIONS:  Neighborhood or area conditions, including Agricultural Use Restrictions pursuant to the Williamson Act (Government Code §§51200-51295), Right To Farm Laws (Civil Code §3482.5 and §3482.6), schools, proximity and adequacy of law enforcement, crime statistics, the proximity of registered felons or offenders, fire protection, other government services availability, adequacy and cost of any speed-wired, wireless internet connections or other telecommunications or other technology services and installations, proximity to commercial, industrial or agricultural activities, existing and proposed transportation, construction and development that may affect noise, view, or traffic, airport noise, noise or odor from any source, abandoned mining operations on the Property, wild and domestic animals, other nuisances, hazards, or circumstances, protected species, wetland properties, botanical diseases, historic or other governmentally protected sites or improvements, cemeteries, facilities and condition of common areas of common interest subdivisions, and possible lack of compliance with any governing documents or Homeowners’ Association requirements, conditions and influences of significance to certain cultures and/or religions, and personal needs, requirements and preferences of Buyer.

K.

COMMON INTEREST SUBDIVISIONS:  OWNER ASSOCIATIONS:  Facilities and condition of common areas (facilities such as pools, tennis courts, walkways, or other areas co0owned in undivided interest with others), Owners’ Association that has any authority over the subject property, CC&R’s , or other deed restrictions or obligation, and possible lack of compliance with any Owners’ Association requirements.

L.

SPECIAL TAX:  Any local agencies that levy a special tax on the Property pursuant to the Mello-Roos Community Facilities Act or Improvement Bond Act of 1915.

M.

RENTAL PROPERTY RESTRICTIONS:  Some cities and counties impose restrictions that limit the amount of rent that can be charged, the maximum number of occupants and the right of a landlord to terminate a tenancy.

N.

MANUFACTURED HOME PLACEMENT:  Conditions that may affect the ability to place and use a manufactured home on the Property.

13.  BUYER INDEMNITY AND SELLER PROTECTION FOR ENTRY UPON PROPERTY:  Buyer shall:  (i) keep the Property free and clear of liens: (ii) Repair all  damage arising from Buyer investigations; and (iii) indemnify and hold Seller harmless from all resulting liability, claims, demands, damages and costs.  Buyer shall carry, or Buyer shall require anyone acting on Buyer’s behalf to carry, policies of liability, workers’ compensation and other applicable insurance, defending and protecting Seller from liability for any injuries to persons or property occurring during any Buyer Investigations or work done on the Property at Buyer’s direction prior to Close Of Escrow.  Seller is advised that certain protections may be afforded Seller by recording a “Notice of

       Non-Responsibility” (C.A.R.Form NNR) for Buyer Investigations and work done on the Property at Buyer’s direction.  Buyer’s obligations under this paragraph shall survive the termination of this Agreement.

14.  TITLE AND VESTING:

       A.   Within the time specified in paragraph 18, Buyer shall be provided a current preliminary (title) report, which is only an offer by the title insurer to issue a policy of title insurance and my not contain every item affecting title.  Buyer’s review of the preliminary report and any other matters which may affect title are a contingency of this Agreement as specified in paragraph

              18.

       B.   Title is taken in its present condition subject to all encumbrances, easements, covenants, conditions, restrictions, rights and other matters, whether of record or not, as of the date of Acceptance except:  (i) monetary liens of record unless Buyer is assuming those obligations or taking the Property subject to those obligation; and (ii) those matters which Seller has agreed to remove in writing.

C.

Within the time specified in paragraph 18, Seller has a duty to disclose to Buyer all matters known to Seller affecting title, whether of record or not.

D.

At Close Of Escrow, Buyer shall receive a grant deed conveying title (or, for stock cooperative or long-term lease, an assignment of stock certificate or of Seller’s leasehold interest), including oil, mineral and water rights if currently owned by Seller.  Title shall vest as designated in Buyer’s supplemental escrow instructions.  THE MANNER OF TAKING TITLE MAY HAVE SIGNIFICANT LEGAL AND TAX CONSEQUENCES.  CONSULT AN APPROPRIATE PROFESSIONAL.

E.

Buyer shall receive a standard coverage owner’s CLTA policy of title insurance.  An ALTA policy or the addition of endorsements may provide greater coverage for Buyer.  A title company, at Buyer’s request can provide information about the availability, desirability, coverage, and cost of various title insurance coverages and endorsements.  If Buyer desires title coverage other than that required by this paragraph, Buyer shall instruct Escrow Holder in writing and pay any increase in cost.

15.   SALE OF BUYER’S PROPERTY:

        A.  This agreement is NOT contingent upon the sale of any property owned by Buyer.

OR  B.   ☐  (If checked) The attached addendum (C.A.R. Form COP) regarding the contingency for the sale of property owned by

              Buyer is incorporated into this Agreement.

16.   ☐  MANUFACTURED HOME PURCHASE:  (If checked) The purchase of the Property is contingent upon Buyer acquiring a personal property manufacture home to be placed on the Property after Close of Escrow.  Buyer ☐ has ☐ has not entered into a contract for the purchase of a personal property manufactured home.  Within the time specified in paragraph 18, Buyer shall remove this contingency or cancel this Agreement, (OR, if checked, ☐ this contingency shall remain in effect until the Close of

        Escrow of the Property).

17.   ☐  CONSTRUCTION LOAN FINANCING:  (If checked) The purchase of the Property is contingent upon Buyer obtaining a construction loan.  A draw from the construction loan ☐ will ☐ will not be used finance the Property.  Within the time specified in paragraph 18, Buyer shall remove this contingency or cancel this Agreement (OR, if checked, ☐ this contingency shall remain in effect until Close Of Escrow of the Property).

18.   TIME PERIODS; REMOVAL OF CONTINGENCIES; CANCELLATION RIGHTS:  The following time periods may only be extended, altered, modified or changed by mutual written agreement. Any removal of contingencies or cancellation under this paragraph must be in writing (C.A.R. Form RRCR).

        A.  SELLER HAS:  7 (or ☐ _____) Days After Acceptance to deliver to Buyer all reports, disclosures and information for which

              Seller is responsible under paragraph 2N, 4, 5A, 6, A, 10C and 14.

        B.  (1)  BUYER HAS:  17 (or ☐ _____) Days After Acceptance, unless otherwise agreed, in writing, to complete all Buyer investigations; approve all disclosures, reports and other applicable information, which Buyer receives from Seller; and

                     approve all matters affecting the Property (including lead-based paint and lead-based paint hazards as well as other information specified in paragraph 5 and insurability of Buyer and the Property).

              (2)  Within the time specified in 18B(1), Buyer may request that Seller make repairs or take any other action regarding the

                     Property (C.A.R. Form RR).  Seller has no obligation to agree to or respond to Buyer’s requests.

              (3)  By the end of the time specified in 18B(1) (or 2J for loan contingency; 2K for appraisal contingency; 16 for manufactured home purchase; and 17 for constructive home financing, Buyer shall remove, in writing, the applicable contingency

                     (C.A.R.Form RRCR) or cancel this Agreement.  However, if the following inspections, reports or disclosures are not made within the time specified in 18A then Buyer has 5 (or ☐ _____) Days after receipt of any such items, or the time specified in 18B(1), whichever is later, to remove the applicable contingency or cancel this Agreement in writing:  (i)

                     government-mandated inspections or reports required as a condition of closing; (ii) Common Interest Disclosures pursuant to paragraph 7B; (iii) a subsequent or amended disclosure pursuant to paragraph 8; and (iv) Proposed Changes pursuant to paragraph 9.

C.

CONTINUATION OF CONTINGENCY OR CONTRACTUAL OBLIGATOIN; SELLER RIGHT TO CANCEL:

(1)  Seller right to Cancel:  Buyer Contingencies:  Seller, after first giving Buyer a Notice to Buyer to Perform (as specified below), may cancel this Agreement in writing and authorize return of Buyer’s deposit if, by the time specified in this

       Agreement, Buyer does not remove in writing the applicable contingency or cancel this Agreement.  Once all contingencies have been removed, failure of either Buyer or Seller to close escrow in time may be a breach of this

       Agreement.

(2)  Continuation of Contingency:  Even after the expiration of the time specified in 18B(1), Buyer retains the right to make requests to Seller remove in writing the applicable contingency or cancel this Agreement until Seller cancels pursuant to

       18C(1).  Once Seller receives Buyer’s written removal of all contingencies, Seller may not cancel this Agreement pursuant to 18C(1).

(3)  Seller right to Cancel:  Buyer Contract Obligations:  Seller, after first giving Buyer a Notice to Buyer to Perform (as specified below), may cancel this Agreement in writing and authorize return of Buyer’s deposit for any of the following reasons:  (i) if Buyer fails to deposit funds as required by 2A or 2B; (ii) if the funds deposited pursuant to 2A or 2B are not good when deposited; (iii) if Buyer fails to provide a letter as required by 2H; (iv) if Buyer fails to provide verification as required by 2D or 2I or the credit report or supporting documentation pursuant to 2M; or (v) if Seller reasonably disapproves of the verification provided by 2D or 2I or the credit report or supporting documentation pursuant to 2M.  Seller is not required to give Buyer a Notice to Perform regarding Close Of Escrow.

(4)  Notice To Buyer To Perform:  The Notice to Buyer to Perform (C.A.R. Form NBP) shall (i) be in writing; (ii) be signed by Seller; and (iii) Buyer at least 24 (or ☐ _____) hours (or until the time specified in the applicable paragraph,

       whichever occurs last) to take the applicable action.  A Notice to Buyer to Perform may not be given any earlier than 2

       Days Prior to the expiration of the applicable time for Buyer to remove a contingency or cancel this Agreement or meet an 18C(3) obligation.

D.

EFFECT OF BUYER’S REMOVAL OF CONTINGENCIES:  If Buyer removes, in writing, any contingency or cancellation rights, unless otherwise specified in a separate written agreement between Buyer and Seller, Buyer shall conclusively be deemed to have:  (i) completed all Buyer investigations, and review of reports  and other applicable information and disclosures pertaining to that contingency or cancellation right; (ii) elected to proceed with the transaction; and (iii) assumed all liability, and responsibility, and expense for repairs or corrections pertaining to that contingency or cancellation right, or for inablility to obtain financing.

E.

EFFECT OF CANCELLATION ON DEPOSITS:  If Buyer or Seller gives written NOTICE OF CANCELLATION pursuant to rights of duly exercised under the terms of this Agreement, Buyer and Seller agree to Sign mutual instructions to cancel the sale and escrow and release deposits, less fees and costs, to the party entitled to the funds.  Fees and costs may be payable to service providers and vendors for services and products provided during escrow.  Release of funds will require mutual Signed release instructions from Buyer and Seller, judicial decision or arbitration award.

19.  FINAL VERIFICATION OF CONDITION:  Buyer shall have the right to make a final inspection of the Property within 5 (or ☐

        _____) Days Prior to Close Of Escrow, NOT AS A CONTINGENCY OF THE SALE, but solely to confirm:  (i) the Property is maintained pursuant to paragraph 10A; (ii) Repairs have been completed as agreed; and (iii) Seller has complied with Seller’s other obligations under this Agreement.

20.  ENVIRONMENTAL HAZARD CONSULTATION:  Buyer and Seller acknowledge:  (i) Federal, state, and local legislation impose liability upon existing and former owners and users or real property, in applicable situations, for certain legislatively defined, environmentally hazardous substances; (ii) Broker(s) has/have made no representation concerning the applicability of any such Law to this transaction or to Buyer or to Seller, except as otherwise indicated in this Agreement; (iii) Broker(s) has/have made no representation concerning the existence, testing, discovery, location and evaluation of/for, and risks posed by,

       environmentally hazardous substances, if any, located on or potentially affecting the Property; and (iv) Buyer and Seller are each advised to consult with technical and legal experts concerning the existence, testing, discovery, location and evaluation of/for and risks posed by, environmentally hazardous substances, if any, located on or potentially affecting the Property.

21.  LIQUIDATED DAMAGES:  If Buyer fails to complete this purchase because of Buyer’s default, Seller shall retain, as liquidated damages, the deposit actually paid.  Buyer and Seller agree that this amount is a reasonable sum given that it is impractical or extremely difficult to establish the amount of damages that would actually be suffered by Seller in the event

       Buyer were to breach this Agreement.  Release of funds will require mutual Signed release instructions from both Buyer and Seller, judicial decision or arbitration award.

22.  DISPUTE RESOLUTION:

       A.  MEDIATION:  Buyer and Seller agree to mediate any dispute or claim arising between them out of this Agreement, or any resulting transaction, before resorting to arbitration or court action.  Paragraphs 22B(2) and (3) below apply whether or not the

             Arbitration provision is initiated.  Mediation fees, if any, shall be divided equally among the parties involved.  If, for any dispute or claim to which this paragraph applies, any party commences an action without first attempting to resolve the matter through mediation, or refuses to mediate after a request has been made, then that party shall not be entitled to recover attorney fees, even if they would otherwise be available to that party in any such action.  THIS MEDIATION PROVISION APPLIES

             WHETHER OR NOT THE ARBITRATION PROVISION IS INITIALED.

       B.  ARBITRATION OF DISPUTES:  (1) Buyer and seller agree that any dispute or claim in Law or equity arising between them out of this Agreement or any resulting transaction, which is not settled through mediation, shall be decided by neutral, binding arbitration, including and subject to paragraphs 22B(2) and (3) below.  The arbitrator shall be a retired judge or justice, or an attorney with at least 5 years of real estate transactional Law experience,

             unless the parties mutually agree to a different arbitrator, who shall render an award in accordance with Code of Civil

             Procedure §1283.05.  In all other respects, the arbitration shall be conducted in accordance with Title 9 of Part III of the California Code of Civil Procedure.  Judgment upon the award of the arbitrator(s) may be entered into any court having jurisdiction.  Interpretation of this agreement to arbitrate shall be governed by the Federal Arbitration Act.

             (2) EXCLUSIONS FROM MEDIATION AND ARBITRATION:  The following matters are excluded from mediation and arbitration:  (i) a judicial or non-judicial foreclosure or other action or proceeding to enforce a deed of trust, mortgage, or installment lade sale contract as defined in Civil Code §2985; (ii) an unlawful detainer action:  (iii) the filing or enforcement of a mechanic’s lien; and (iv) any matter that is within the jurisdiction of a probate, small claims, or bankruptcy court.  The filing of a court acton to enable the recording of a notice of pending action, for order of attachment, receivership, injunction,

             or other provisional remedies, shall not constitute a waiver of the mediation and arbitration provisions.

             (3) BROKERS:  Buyer and Seller agree to mediate and arbitrate disputes or claims involving either or both Brokers,

             consistent with 22 A and B, provided either or both Brokers shall have agreed to such mediation or arbitration prior to, or within a reasonable time after, the dispute or claim is presented to Brokers.  Any election by either or both Brokers to participate in mediation or arbitration shall not result in Brokers being deemed parties to the Agreement.

“NOTICE:  BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE

ARISING OUT OF THE MATTERS INCLUDED IN THE ‘ARBITRATION OF DISPUTES’ PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL.  BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE ‘ARBITRATION OF DISPUTES’ PROVISION.  IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE.  YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.”

“WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES

ARISING OUT OF THE MATTERS INCLUDED IN THE ‘ARBITRATION OF DISPUTES’ PROVISION TO NEUTRAL ARBITRATION.”

23.   PRORATIONS OF PROPERTY TAXES AND OTHER ITEMS:  Unless otherwise agreed in writing, the following items shall be PAID CURRENT and prorated between Buyer and Seller as of Close Of Escrow; real property taxes and assessments, interest,

        rents, HOA regular, special, and emergency dues and assessments imposed prior to Close Of Escrow, premiums on insurance assumed by Buyer, payments on bonds and assessments assumed by Buyer, and payments on Mello-Roos and other Special

        Assessment District bonds and assessments that are now a lien.  The following items shall be assumed by Buyer WITHOUT

        CREDIT toward the purchase price:  prorated payments on Mello-Roos and other Special Assessment District Bonds and assessments and HOA special assessments that are now a lien but not yet due.  The Property will be reassessed upon change of ownership.  Any supplemental tax bills shall be paid as follows:  (i) for periods after Close Of Escrow, by Buyer; and (ii) for periods prior to Close Of Escrow, by Seller, TAX BILLS ASSUED AFTER CLOSE OF ESCROW SHALL BE HANDLED

        DIRECTLY BETWEEN BUYER AND SELLER.  Prorations shall be made based on a 30-day month.

24.   WITHHOLDING TAXES:  Seller and Buyer agree to execute any instrument, affidavit, statement or instruction reasonably necessary to comply with federal (FIRPTA) and California withholding Law, if required (C.A.R. Forms AS and AB).

25.   MULTIPLE LISTING SERVICE/PROPERTY DATA SYSTEM:  If Broker is a participant of a Multiple Listing Service

        (“MLS”) or Property Data System (“PDS”), Broker is authorized to report to the MLS or PDS a pending sale and, upon Close Of

        Escrow, the terms of this transaction to be published and disseminated to persons and entities authorized to use the information on terms approved by the MLS or PDS.

26.   EQUAL HOUSING OPPORTUNITY:  The Property is sold in compliance with federal, state and local anti-discrimination Laws.

27.   ATTORNEY FEES:  In any action, proceeding, or arbitration between Buyer and Seller arising out of this Agreement, the prevailing Buyer or Seller shall be entitled to reasonable attorney fees and costs from the non-prevailing Buyer or Seller, except as provided in paragraph 22A.

28.   SELECTION OF SERVICE PROVIDERS:  If Brokers refer Buyer or Seller to persons, vendors, or service or product providers

        (“Providers”), Brokers do not guarantee the performance of any Providers.  Buyer and Seller may select ANY Providers of their own choosing.

29.   TIME OF ESSENCE; ENTIRE CONTRACT; CHANGES:  Time is of the essence.  All understandings between the parties are incorporated in this Agreement.  Its terms are intended by the parties as a final, complete and exclusive expression of their

        Agreement with respect to its subject matter, and may not be contradicted by evidence of any prior agreement or contemporaneous oral agreement.  If any provision of this Agreement is held to be ineffective or invalid, the remaining provisions will nevertheless be given full force and effect.  Neither this Agreement nor any provision in it may be extended,

        amended, modified, altered or changed, except in writing Signed by Buyer and Seller.

30.   OTHER TERMS AND CONDITIONS, including attached supplements:__________

        ☒  Purchase Agreement Addendum (C.A.R. Form PAA paragraph numbers:__________)

31.    DEFINITIONS:  As used in this Agreement:

         A.  “Acceptance” means the time the offer or final counter offer is accepted in writing by a party and that acceptance is delivered to and personally received by the other party or that party’s authorized agent in accordance with the terms of this offer or a final counter offer.

         B.  “Agreement” means the terms and conditions of this accepted Vacant Land Purchase Agreement and any accepted counter offers and addenda.

         C.  “C.A.R. Form” means the specific form referenced, or another comparable form agreed to by the parties.

         D.  “Close Of Escrow” means the date the grant deed, or other evidence of transfer of title, is recorded.  If the scheduled close of escrow falls on a Saturday, Sunday or legal holiday, then close of escrow shall be the next business day after the scheduled close of escrow date.

         E.  “Copy” means copy by any means including photocopy, NCR, facsimile and electronic.

         F.  “Days” means calendar days, unless otherwise required by Law.

         G.  “Days After” means the specified number of calendar days after the occurrence of the event specified, not counting the calendar date on which the specified event occurs, and ending at 11:59 PM on the final day.

         H.  “Days Prior” means the specified number of calendar days before the occurrence of the event specified, not counting the calendar date on which the specified even is scheduled to occur.

         I.  “Electronic Copy” or “Electronic Signature” means, as applicable, an electronic copy or signature complying with California

              Law.  Buyer and Seller agree that electronic means will not be used by either one to modify or alter the content or integrity of this Agreement without the knowledge and consent of the other.

         J.  “Law” means any law, code, statute, ordinance, regulation, rule or order, which is adopted by a controlling city, county, state or federal legislative, judicial or executive body or agency.

         K.  “Notice to Buyer to Perform” means a document (C.A.R. Form NBP), which shall be in writing and signed by Seller and shall give Buyer at least 24 hours (or as otherwise specified in paragraph 18C(4)) to remove a contingency or perform as applicable.

         L.  “Repairs” means any repairs, alterations, replacements, modifications or retrofitting of the Property provided for under this

               Agreement.

         M.  “Signed” means either a handwritten or electronic signature on an original document, Copy or any counterpart.

         N.  Singular and Plural terms each include the other, when appropriate.

32.    AGENCY:

         A.  POTENTIALLY COMPETING BUYERS AND SELLERS:  Buyer and Seller each acknowledge receipt of a disclosure of the possibility of multiple representation by the Broker representing that principal.  This disclosure may be part of a listing agreement, buyer-broker agreement or separate document (C.A.R. Form DA).  Buyer understands that Broker representing

               Buyer may also represent other potential buyers, who may consider, make offers on or ultimately acquire the Property.

               Seller understands that Broker representing Seller may also represent other sellers with competing properties of interest to this Buyer.

         B.  CONFIRMATION:  The following agency relationships are hereby confirmed for this transaction:

               Listing Agent Market Capital Realty is the agent of (check one): ☐ the Seller exclusively; or ☒ both the Buyer and Seller.

               Selling Agent __________________ is the agent of (check one): ☐ the Buyer exclusively; ☐ the Seller exclusively; or ☐

               both the Buyer and Seller.

               Real Estate Brokers are not parties to the Agreement between Buyer and Seller.

33.     JOINT ESCROW INSTRUCTIONS TO ESCROW HOLDER:

          A.  The following paragraphs, or applicable portions thereof, of this Agreement constitute the joint escrow instructions of Buyer and Seller to Escrow Holder, which Escrow Holder is to use along with any related counter offers and addenda, and any additional mutual instructions to close the escrow:  1, 2, 4, 14, 15B, 16, 17, 18E, 23, 24, 29, 30, 31, 33, 35, 38A, 39 and

                paragraph D of the section titled Real Estate Brokers on page 9.  If a copy of the separate compensation agreement(s)

                provided for in paragraph 35 or 38A, or paragraph D of the section titled Real Estate Brokers on page 9 is deposited with

                Escrow Holder by Broker, Escrow Holder shall accept such agreement(s) and pay out from Buyer’s or Seller’s funds, or both, as applicable, the specified paragraphs are additional matters for the information of Escrow Holder, but about which

                Escrow Holder need not be concerned.  Buyer and Seller will receive Escrow Holder’s general provisions direction from

                Escrow Holder and will execute such provisions upon Escrow Holder’s request.  To the extent the general provisions are inconsistent or conflict with this Agreement, the general provisions will control as to the duties and obligations of Escrow

                Holder only.  Buyer and Seller will execute additional instructions, documents and forms provided by Escrow Holder that are reasonably necessary to close the escrow.

          B.   A Copy of this Agreement shall be delivered to Escrow Holder within 3 business days after Acceptance (or ☐ _________).

                Buyer and Seller authorize Escrow Holder to accept and rely on Copies and Signatures as defined in this Agreement as originals, to open escrow and for other purposes of escrow.  The validity of this Agreement as between Buyer and Seller is not affected by whether or when Escrow Holder Signs this Agreement.

         C.   Brokers are a party to the Escrow for the sole purpose of compensation pursuant to paragraphs 35, 38A and paragraph D of the section titled Real Estate Brokers on page 9.  Buyer and Seller irrevocably assign to Brokers compensation specified in

                35 and 38A, respectively, and irrevocably instruct Escrow Holder to disburse those funds to Brokers at Close Of Escrow, or pursuant to any other mutually executed cancellation agreement.  Compensation instructions can be amended or revoked only with the written consent of Brokers.  Escrow Holder shall immediately notify Brokers (i) if Buyer’s initial or any additional deposit is not made pursuant to this Agreement, or is not good at time of deposit with Escrow Holder; or (ii) if

                Buyer and Seller instruct Escrow Holder to cancel Escrow.

          D.  A Copy of any amendment that affects any paragraph of this Agreement for which Escrow Holder is responsible shall be delivered to Escrow Holder within 2 business days after mutual execution of the amendment.

34.     SCOPE OF BROKER DUTY:  Buyer and Seller acknowledge and agree that:  Brokers:  (i) do not decide what price Buyer should pay or Seller should accept; (ii) do not guarantee the condition of the Property; (iii) do not guarantee the performance,

          adequacy or completeness of inspections, services, products or repairs provided or made by Seller or others; (iv) shall not be responsible for identifying defects that are not known to Broker(s); (v) shall not be responsible for inspecting public records or permits concerning the title or use of the Property; (vi) shall not be responsible for identifying location of boundary lines or other items affecting title; (vii) shall not be responsible for verifying square footage, representations of others or information contained in inspection reports, MLS or PDS, or advertisements, flyers or other promotional material, unless otherwise agreed in writing; (viii) shall not be responsible for providing legal or tax advice regarding any aspect of a transaction entered into by

          Buyer or Seller in the course of this representation; and (ix) shall not be responsible for providing other advice or information that exceeds the knowledge, education and experience required to perform real estate licensed activity.  Buyer and Seller agree to seek legal, tax, insurance, title and other desired assistance from appropriate professionals.

35.     BROKER COMPENSATION FROM BUYER:  If applicable, upon Close Of Escrow, Buyer agrees to pay compensation to

          Broker as specified in a separate written agreement between Buyer and Broker.

36.     TERMS AND CONDITIONS OF OFFER:  This is an offer to purchase the Property on the above terms and conditions.  All paragraphs with spaces for initials by Buyer and Seller are incorporated in this Agreement only if initialed by all parties.  If at least one but not all parties initial, a counter offer is required until agreement is reached.  Seller has the right to continue to offer the Property for sale and to accept any other offer at any time prior to notification of Acceptance.  Buyer has read acknowledges receipt of a Copy of the offer and agrees to the above confirmation of agency relationships.  If this offer is accepted and Buyer subsequently defaults, Buyer may be responsible for payment of Broker’s compensation.  This Agreement and any supplement,

          addendum or modification, including any Copy, may be Signed in two ore more counterparts, all of which shall constitute one and the same writing.

37.     EXPIRATION OF OFFER:  This offer shall be deemed revoked and the deposit shall be returned, unless the offer is Signed by

          Seller, and a Copy of the Signed offer is personally received by Buyer, or by __________, who is authorized to receive it by

          5:00 PM on the third calendar day after this offer is signed by Buyer (or, if checked, ☐ by June 1, 2005 (date), at 5:00  ☐ AM

          ☒ PM).

Date May 25, 2005

Date ________________________________

BUYER _____________________________

BUYER _____________________________

By _________________________________

By _________________________________

Name Printed Castle Arch Real Estate Invest

Name Printed_________________________

Title ________________________________

Title ________________________________

Address _____________________________

Address _____________________________

38.     BROKER COMPENSATION FROM SELLER:

          A.  Upon Close Of Escrow, Seller agrees to pay compensation to Broker as specified in a separate written agreement between

                Seller and Broker.

          B.  If escrow does not close, compensation is payable as specified in that separate written agreement.

39.     ACCEPTANCE OF OFFER:  Seller warrants that Seller is the owner of the Property, or has the authority to execute this

          Agreement.  Seller accepts the above offer, agrees to sell the Property on the above terms and conditions, and agrees to the

          above confirmation of agency relationships.   Seller has read and acknowledges receipt of a Copy of this Agreement, and authorizes Broker to deliver a Signed Copy to Buyer.

          ☐ (If checked) SUBJECT TO ATTACHED COUNTER OFFER, DATED ______________________________.

Date 5-26-05

Date 5-26-05

SELLER _____________________________

SELLER _____________________________

By _________________________________

By _________________________________

Name Printed Abatti, Michael & Kerri

Name Printed_________________________

Title Trustee

Title ________________________________

Address 1205 Aurora Dr. El Centro, CA  92443

Address _____________________________